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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DE 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report) December 31, 2005.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

             0-26366                                    23-2812193
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     (Commission File Number)              (IRS Employer Identification Number)


732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA              19072
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 (Address of Principal Executive Office)                 (Zip Code)

                                  610-668-4700
                ------------------------------------------------
                (Issuer's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

         |_| Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

Royal Bancshares of Pennsylvania, Inc. announced net income for three months ended December 31, 2005 and the declaration of a cash dividend as detailed in the attached Press Release as Exhibit 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c.) Exhibits

              Exhibit Number              Description of Document
              --------------              -----------------------
                  99.2                    Press Release dated January 19, 2006.


                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROYAL BANCSHARES OF PENNSYLVANIA, INC.

Dated: January 23, 2006                   /s/ Jeffrey T. Hanuscin
                                          -------------------------
                                          Jeffrey T. Hanuscin
                                          Chief Financial Officer